Fidelity®

Contrafund®

Annual Report

December 31, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	-12.59%	64.83%	281.13%
Fidelity Contrafund (incl. 3.00% sales charge)	-15.21%	59.88%	269.70%
S&P 500 ®	-11.89%	66.24%	237.62%
Growth Funds Average	-16.76%	53.95%	214.97%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,864 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Contrafund	-12.59%	10.51%	14.32%
Fidelity Contrafund (incl. 3.00% sales charge)	-15.21%	9.84%	13.97%
S&P 500	-11.89%	10.70%	12.94%
Growth Funds Average	-16.76%	8.56%	11.19%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund on December 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by December 31, 2001, the value of the investment would have grown to $36,970 - a 269.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,762 - a 237.62% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2001, the one year, five year, and 10 year cumulative total returns for the multi-cap core funds average were -10.89%, 61.21%, and 220.17%, respectively; and the one year, five year and 10 year average annual total returns were -10.89%, 9.58%, and 11.93%, respectively. The one year, five year, and 10 year cumulative total returns for the multi-cap supergroup average were -12.98%, 61.56%, and 242.97%, respectively; and the one year, five year, and 10 year average annual total returns were -12.98%, 9.63%, and 12.25%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Terrorism, war and an economic recession were just some of the negative influences that put downward pressure on stocks during 2001. But while most major equity indexes declined for the second year in a row, a stirring fourth-quarter rally demonstrated the amazing resiliency of the American financial system. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of an unprecedented number of rate reductions - 11 in all - made by the Fed in the calendar year. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

(Portfolio Manager photograph)
An interview with Will Danoff, Portfolio Manager of Fidelity Contrafund

Q. How did the fund perform, Will?

A. The fund was ahead of its benchmarks through most of 2001, but was too defensively positioned during the fourth quarter rally. For the 12 months that ended December 31, 2001, the fund returned -12.59%. This slightly lagged the Standard & Poor's 500 Index - which returned -11.89% - and beat the growth funds average, which returned -16.76% according to Lipper Inc. As a fellow shareholder, I'm disappointed in these results and am working harder than ever to improve upon them.

Q. What factors shaped the fund's performance?

A. I anticipated the decline in corporate earnings in 2001 - particularly in the technology sector - and, as a result, had the fund positioned conservatively as the year began. The fund's heavy emphasis on consumer staples, financials and health care companies - as well as its low weighting in technology - helped it perform well through the first three quarters of the year. But aggressive monetary easing following the tragedy of September 11 caused the market to shift dramatically towards technology and the sector rallied sharply. With its low tech exposure, the fund gave up all of its relative gains from earlier in the year and finished just behind the S&P 500 but well ahead of the competition. The fund outperformed its peer group average during the period because many peers held higher weightings in technology.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why were you so cautious on technology?

A. I didn't think the rich valuations within the sector reflected the slower growth rates of most companies. Tech and telecommunications stocks traded at extremely high valuations throughout 1999 and 2000, and these high valuations attracted huge waves of new capital and capacity to the sector. So when demand fell during this period, profits collapsed. Stock prices fell in line with earnings, and some leading companies - including EMC and Sun Microsystems - fell by as much as 50%. In retrospect, my cautious approach - the fund's average exposure to tech stocks was around 8% during the period - was the right call as technology stocks as a group declined 30% in 2001. The fund did not own EMC or Sun at the end of the period.

Q. On average, fund's largest sector exposure during the period was to finance stocks. How did this group perform?

A. Finance stocks performed better than the overall market, as lower interest rates contributed to improved margins and an increase in refinancing activity. The fund's positions in Fannie Mae and Fifth Third Bancorp, for example, were solid performers during the period. Insurance stocks American International Group and Berkshire Hathaway also helped, as profits for both companies accelerated due to firmer industry pricing trends.

Q. What other areas of the market presented opportunities?

A. My concerns about technology stocks led me to work harder to find good growth stories outside that sector. As always, I looked for companies experiencing positive fundamental change and accelerating earnings growth. One example was defense company Lockheed Martin, which continued to improve its overall business profile by cutting costs, increasing free cash flow and selling under-performing, non-strategic businesses. Within the health group, the fund benefited from owning large positions in the two leading hospital chains, HCA and Tenet Healthcare, both of which prospered from favorable demographics and strong market positions. One of the fund's largest service-related positions - First Data - helped performance as the company's Western Union and credit card processing divisions grew profits nicely.

Q. Which stocks were disappointments?

A. I try to learn from my mistakes every year, and this year's lesson was that high valuations leave no room for earnings disappointments. The fund's investment in American Tower, for example, performed poorly as the stock was expensive and business suffered from the slowing economy. Other disappointments included drugmaker Schering-Plough - which ran into patent protection issues and manufacturing problems - and drugstore chain CVS, which declined due to a pharmacist shortage and the weak economy. The fund did not own Schering-Plough or CVS at the end of the period.

Q. What's your outlook going forward?

A. I'll continue to emphasize growth companies and turnaround situations outside of the technology sector. The aggressive monetary stimulus during the past year - the Federal Reserve Board cut interest rates 11 times - coupled with the absence of inflation, could result in a more stable market. Both corporate and consumer debt levels, however, are quite high, which could mute any recovery. My biggest concerns for 2002 are uncertain profit growth and high valuations. I would caution investors from assuming significant stock market appreciation this year.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Fund number: 022

Trading symbol: FCNTX

Start date: May 17, 1967

Size: as of December 31, 2001, more than $32.1 billion

Manager: Will Danoff, since 1990; manager, VIP II: Contrafund, since 1995; Fidelity Select Retailing Portfolio, 1986-1989; joined Fidelity in 1986

3

Will Danoff expands on his contrarian investing style:

"To me, being a contrarian investor means identifying companies growing faster - or slower - than the rest of the market. This has become more difficult as the investment business has become more and more competitive.

"I consistently look for positive fundamental change in my potential investments, including aggressive new management teams; exciting product lines; the sale or disposition of poorly performing businesses; improving working capital metrics; positive pricing dynamics; and/or success in new markets.

"One great example is the fund's large investment in Avon Products, which most market followers perceive to be a slow-growth, perennially underperforming consumer products company. Contrary to this image, Avon is actually in the early phases of a multi-year turnaround and revitalization.

"Under a dynamic new CEO, the company has increased and re-energized its sales force, cut costs, introduced new products, developed a new distribution channel and improved free cash flow. In response, and despite a tough worldwide economy, Avon's earnings growth accelerated in 2001 and the company expects a strong 2002.

"Turnaround situations such as Avon are how I expect to continue to provide superior returns without taking on excessive risk. With the help of Fidelity's extensive global research staff, I'm working hard every day to find more of these misperceived - but improving - stocks."

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
PepsiCo, Inc.	2.8	1.1
Colgate-Palmolive Co.	2.7	1.9
Minnesota Mining & Manufacturing Co.	2.4	2.0
Berkshire Hathaway, Inc. Class A	2.3	2.1
Exxon Mobil Corp.	2.1	2.7
Lockheed Martin Corp.	2.1	1.0
BP PLC sponsored ADR	2.1	1.6
Pfizer, Inc.	2.0	2.1
Alberta Energy Co. Ltd.	1.6	1.3
Avon Products, Inc.	1.5	1.3
	21.6
Top Five Market Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	19.0	11.1
Financials	16.1	21.3
Consumer Staples	14.9	11.2
Industrials	14.4	12.9
Consumer Discretionary	10.5	11.3
Asset Allocation (% of fund's net assets)
As of December 31, 2001 *		As of June 30, 2001 **
	Stocks 96.4%		Stocks 89.9%
	Bonds 0.2%		Bonds 1.4%
	Convertible Securities 0.7%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 8.7%
* Foreign investments	19.8%	** Foreign investments	16.7%

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
Gentex Corp. (a)	602,900	$ 16,116
Michelin SA (Compagnie Generale des Etablissements) Series B	769,294	25,417
		41,533
Automobiles - 1.2%
Harley-Davidson, Inc.	2,040,620	110,826
Honda Motor Co. Ltd.	2,015,300	82,134
Nissan Motor Co. Ltd.	7,407,000	39,097
Toyota Motor Corp.	6,515,500	166,015
		398,072
Hotels, Restaurants & Leisure - 0.6%
AFC Enterprises, Inc.	511,300	14,516
Applebee's International, Inc.	50	2
Aztar Corp. (a)	381,100	6,974
CBRL Group, Inc.	159,300	4,690
CEC Entertainment, Inc. (a)	7,900	343
Cheesecake Factory, Inc. (a)	645,300	22,437
Darden Restaurants, Inc.	466,700	16,521
Harrah's Entertainment, Inc. (a)	154,700	5,725
International Game Technology (a)	302,100	20,633
Krispy Kreme Doughnuts, Inc. (a)	59,600	2,634
McDonald's Corp.	750,900	19,876
MGM Mirage, Inc. (a)	387,500	11,187
P.F. Chang's China Bistro, Inc. (a)(f)	1,067,800	50,507
Starwood Hotels & Resorts Worldwide, Inc. unit	235,700	7,036
		183,081
Household Durables - 1.8%
Beazer Homes USA, Inc. (a)	247,800	18,132
Centex Corp.	1,617,000	92,315
D.R. Horton, Inc.	420,000	13,633
Furniture Brands International, Inc. (a)	71,600	2,293
Harman International Industries, Inc. (f)	2,712,500	122,334
KB Home	131,200	5,261
Lennar Corp.	1,597,100	74,776
Mohawk Industries, Inc. (a)	2,312,100	126,888
Newell Rubbermaid, Inc.	1,275,200	35,157
Nintendo Co. Ltd.	206,700	36,028
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Schuler Homes, Inc. Class A (a)	735,900	$ 14,608
Whirlpool Corp.	526,000	38,572
		579,997
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	1,734,800	116,058
Lands' End, Inc. (a)	511,900	25,677
		141,735
Leisure Equipment & Products - 0.3%
Mattel, Inc.	5,031,200	86,537
Media - 2.6%
Charter Communications, Inc. Class A (a)	8,740,800	143,611
Comcast Corp. Class A (special) (a)	6,005,800	216,209
Cox Communications, Inc. Class A (a)	110,398	4,627
E.W. Scripps Co. Class A	955,500	63,063
Hispanic Broadcasting Corp. (a)	403,400	10,287
Liberty Media Corp. Class A (a)	5,672,200	79,411
Mediacom Communications Corp. Class A (a)	2,380,900	43,475
Omnicom Group, Inc.	783,100	69,970
Univision Communications, Inc. Class A (a)	873,800	35,354
USA Networks, Inc. (a)	794,500	21,698
Viacom, Inc. Class B (non-vtg.) (a)	3,378,267	149,150
		836,855
Multiline Retail - 0.6%
99 Cents Only Stores (a)	1,292,100	49,229
Costco Wholesale Corp. (a)	339,800	15,080
Kohls Corp. (a)	1,204,300	84,831
Nordstrom, Inc.	397,800	8,047
Stein Mart, Inc. (a)	1,679,600	14,041
Wal-Mart Stores, Inc.	293,600	16,897
		188,125
Specialty Retail - 2.5%
AutoZone, Inc. (a)	1,704,560	122,387
Bed Bath & Beyond, Inc. (a)	2,222,300	75,336
Best Buy Co., Inc. (a)	718,000	53,477
CDW Computer Centers, Inc. (a)	299,400	16,081
Charming Shoppes, Inc. (a)	4,354,300	23,121
Copart, Inc. (a)	1,213,300	44,128
Footstar, Inc. (a)(f)	1,384,700	43,341
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gap, Inc.	3,187,300	$ 44,431
Home Depot, Inc.	172,400	8,794
Lowe's Companies, Inc.	2,664,300	123,650
Michaels Stores, Inc. (a)	637,200	20,996
Ross Stores, Inc.	289,000	9,271
Staples, Inc. (a)	624,300	11,674
Talbots, Inc.	676,700	24,530
The Pep Boys - Manny, Moe & Jack	2,109,000	36,169
TJX Companies, Inc.	3,413,900	136,078
Toys 'R' Us, Inc. (a)	9,900	205
		793,669
Textiles & Apparel - 0.3%
Coach, Inc. (a)	397,069	15,478
Liz Claiborne, Inc.	1,010,300	50,262
Tommy Hilfiger Corp. (a)	1,144,800	15,741
Wolverine World Wide, Inc.	1,281,500	19,287
		100,768
TOTAL CONSUMER DISCRETIONARY		3,350,372
CONSUMER STAPLES - 14.9%
Beverages - 4.9%
Anheuser-Busch Companies, Inc.	5,152,400	232,940
Diageo PLC	11,533,777	131,826
Molson, Inc. Class A	4,298,500	75,621
Pepsi Bottling Group, Inc.	9,539,700	224,183
PepsiCo, Inc.	18,580,690	904,694
		1,569,264
Food & Drug Retailing - 2.4%
Albertson's, Inc.	2,771,200	87,265
Coles Myer Ltd.	7,479,540	32,083
Fleming Companies, Inc.	2,034,073	37,630
George Weston Ltd.	1,672,800	108,675
J. Sainsbury PLC	19,755,383	105,276
Loblaw Companies Ltd.	919,100	30,028
Performance Food Group Co. (a)	786,500	27,661
Safeway PLC	6,959,886	32,428
Sysco Corp.	1,826,600	47,893
Tesco PLC	18,191,800	65,953
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Walgreen Co.	275,400	$ 9,270
Whole Foods Market, Inc. (a)(f)	3,500,200	152,469
William Morrison Supermarkets PLC	7,440,735	21,857
		758,488
Food Products - 2.4%
American Italian Pasta Co. Class A (a)	569,000	23,915
Bunge Ltd.	77,000	1,793
Cadbury Schweppes PLC	12,330,766	78,637
Dreyer's Grand Ice Cream, Inc.	47,984	1,848
Hershey Foods Corp.	2,075,400	140,505
Hormel Foods Corp.	135,200	3,633
J.M. Smucker Co.	140,900	4,985
Kellogg Co.	379,900	11,435
Kraft Foods, Inc. Class A	6,499,930	221,193
Nestle SA (Reg.)	787,768	168,237
Smithfield Foods, Inc. (a)	443,700	9,779
Wm. Wrigley Jr. Co.	2,417,900	124,208
		790,168
Household Products - 2.7%
Colgate-Palmolive Co.	14,878,500	859,233
Personal Products - 2.5%
Avon Products, Inc.	10,624,622	494,045
Estee Lauder Companies, Inc. Class A	1,023,800	32,823
Gillette Co.	8,052,700	268,960
		795,828
TOTAL CONSUMER STAPLES		4,772,981
ENERGY - 8.5%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	680,500	24,818
BJ Services Co. (a)	477,800	15,505
ENSCO International, Inc.	1,459,090	36,258
Hanover Compressor Co. (a)	2,886,100	72,903
Noble Drilling Corp. (a)	524,800	17,864
Schlumberger Ltd. (NY Shares)	524,000	28,794
Smith International, Inc. (a)	91,300	4,896
		201,038
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 7.9%
Alberta Energy Co. Ltd. (f)	13,461,090	$ 508,893
BP PLC sponsored ADR	14,091,266	655,385
Burlington Resources, Inc.	1,881,420	70,629
Canadian Natural Resources Ltd.	403,130	9,703
ChevronTexaco Corp.	79,705	7,142
Equitable Resources, Inc.	1,212,000	41,293
Exxon Mobil Corp.	17,307,164	680,172
Murphy Oil Corp.	970,600	81,569
Noble Affiliates, Inc.	1,115,200	39,355
Phillips Petroleum Co.	615,500	37,090
Storm Energy, Inc. (a)	397,900	2,375
Suncor Energy, Inc.	6,890,120	226,842
Talisman Energy, Inc.	1,165,130	44,289
Valero Energy Corp. (f)	3,545,000	135,135
		2,539,872
TOTAL ENERGY		2,740,910
FINANCIALS - 15.8%
Banks - 5.1%
Australia & New Zealand Banking Group Ltd.	4,026,439	36,617
Bank of America Corp.	262,900	16,550
Bank of Ireland	2,443,996	22,710
Bank One Corp.	8,735,400	341,117
Barclays PLC	642,300	21,276
Commerce Bancorp, Inc., New Jersey (f)	3,306,606	130,082
Compass Bancshares, Inc.	95,900	2,714
Credit Suisse Group (Reg.)	318,120	13,588
Fifth Third Bancorp	5,146,550	316,925
Golden West Financial Corp., Delaware	2,485,700	146,283
Lloyds TSB Group PLC	8,065,000	87,600
M&T Bank Corp.	742,200	54,069
Net.Bank, Inc. (a)	802,300	8,408
North Fork Bancorp, Inc.	1,770,600	56,641
Royal Bank of Scotland Group PLC	8,347,934	203,225
SouthTrust Corp.	2,885,000	71,173
Synovus Financial Corp.	762,200	19,093
TCF Financial Corp.	398,100	19,101
U.S. Bancorp, Delaware	2,811,649	58,848
		1,626,020
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - 4.2%
Alliance Data Systems Corp.	105,800	$ 2,026
Allied Capital Corp.	79,500	2,067
American Express Co.	8,000	286
Capital One Financial Corp.	2,864,800	154,556
Citigroup, Inc.	664,292	33,533
Daiwa Securities Group, Inc.	7,269,000	38,037
Doral Financial Corp.	1,314,200	41,016
Fannie Mae	5,166,770	410,758
Household International, Inc.	7,242,710	419,643
MBNA Corp.	476,600	16,776
Merrill Lynch & Co., Inc.	8,000	417
Moody's Corp.	1,071,000	42,690
Nikko Cordial Corp.	3,578,000	15,897
Nomura Holdings, Inc.	1,752,000	22,354
USA Education, Inc.	1,917,100	161,075
		1,361,131
Insurance - 5.9%
ACE Ltd.	412,600	16,566
AFLAC, Inc.	8,000	196
Allstate Corp.	798,500	26,909
American International Group, Inc.	6,059,756	481,145
Berkshire Hathaway, Inc.:
Class A (a)	9,925	750,330
Class B (a)	10,658	26,911
Everest Re Group Ltd.	1,594,820	112,754
IPC Holdings Ltd.	457,200	13,533
MBIA, Inc.	155,350	8,331
MetLife, Inc.	7,772,200	246,223
Ohio Casualty Corp.	295,800	4,748
PartnerRe Ltd.	318,700	17,210
RenaissanceRe Holdings Ltd.	824,470	78,654
SAFECO Corp.	705,100	21,964
Swiss Reinsurance Co. (Reg.)	597,559	60,203
Unitrin, Inc.	43,500	1,719
XL Capital Ltd. Class A	322,000	29,418
		1,896,814
Real Estate - 0.6%
AvalonBay Communities, Inc.	382,700	18,106
Equity Office Properties Trust	703,600	21,164
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Equity Residential Properties Trust (SBI)	5,810,600	$ 166,822
Grand Palais Management Co. LP (d)	398,400	0
		206,092
TOTAL FINANCIALS		5,090,057
HEALTH CARE - 19.0%
Biotechnology - 1.0%
Cephalon, Inc. (a)	663,000	50,113
Charles River Labs International, Inc. (a)	1,803,700	60,388
Enzon, Inc. (a)	302,700	17,036
Genentech, Inc. (a)	935,800	50,767
Gilead Sciences, Inc. (a)	686,380	45,109
IDEC Pharmaceuticals Corp. (a)	940,340	64,818
Neurocrine Biosciences, Inc. (a)	705,100	36,179
QLT, Inc. (a)	79,600	2,026
Serologicals Corp. (a)	84,400	1,815
		328,251
Health Care Equipment & Supplies - 3.4%
Amersham PLC	1,990,300	19,256
Apogent Technologies, Inc.	403,600	10,413
Baxter International, Inc.	1,322,000	70,899
Becton, Dickinson & Co.	1,084,600	35,954
Bio-Rad Laboratories, Inc. Class A (a)	367,500	23,263
Biomet, Inc.	2,213,050	68,383
Cooper Companies, Inc. (f)	1,093,400	54,648
Cyberonics, Inc. (a)	8,000	212
Cytyc Corp. (a)	2,576,000	67,234
DENTSPLY International, Inc.	2,034,020	102,108
Disetronic Holding AG (Reg.)	24,231	20,158
Edwards Lifesciences Corp. (a)	79,700	2,202
Guidant Corp. (a)	709,900	35,353
ICU Medical, Inc. (a)	187,200	8,330
Luxottica Group Spa sponsored ADR	1,331,200	21,938
Medtronic, Inc.	798,066	40,869
Ocular Sciences, Inc. (a)	42,100	981
Resmed, Inc. (a)	82,000	4,421
Smith & Nephew PLC	25,530,147	154,263
St. Jude Medical, Inc. (a)	958,300	74,412
Sybron Dental Specialties, Inc. (a)	1,498,200	32,331
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Therasense, Inc.	397,100	$ 9,848
Varian Medical Systems, Inc. (a)	1,156,000	82,377
Zimmer Holdings, Inc. (a)	5,115,959	156,241
		1,096,094
Health Care Providers & Services - 5.6%
Accredo Health, Inc. (a)	95,400	3,787
AdvancePCS Class A (a)	398,300	11,690
American Healthways, Inc. (a)	23,800	760
AMN Healthcare Services, Inc.	619,700	16,980
Caremark Rx, Inc. (a)	2,628,836	42,876
Community Health Systems, Inc. (a)	3,355,000	85,553
Dianon Systems, Inc. (a)	138,400	8,415
HCA, Inc.	7,054,224	271,870
Health Management Associates, Inc. Class A (a)	6,606,210	121,554
HealthSouth Corp. (a)	1,194,800	17,707
ICON PLC sponsored ADR (a)	79,700	2,376
Laboratory Corp. of America Holdings (a)	452,200	36,560
Manor Care, Inc. (a)	2,299,200	54,514
Matria Healthcare, Inc. (a)	2,600	90
Maximus, Inc. (a)	217,600	9,152
McKesson Corp.	536,300	20,058
Patterson Dental Co. (a)(f)	5,321,500	217,809
Pediatrix Medical Group (a)	253,300	8,592
Quest Diagnostics, Inc. (a)	1,389,700	99,655
Rightchoice Managed Care, Inc. (a)	6,000	420
Tenet Healthcare Corp. (a)	6,382,900	374,804
UnitedHealth Group, Inc.	5,154,700	364,798
Wellpoint Health Networks, Inc. (a)	163,200	19,070
		1,789,090
Pharmaceuticals - 9.0%
Abbott Laboratories	1,626,000	90,650
Altana AG	677,200	33,818
American Home Products Corp.	5,010,600	307,450
AstraZeneca PLC sponsored ADR	2,920,600	136,100
Aventis SA (France)	1,382,200	98,136
Barr Laboratories, Inc. (a)	615,000	48,806
Biovail Corp. (a)	1,314,880	73,460
Bristol-Myers Squibb Co.	100,300	5,115
Elan Corp. PLC sponsored ADR (a)	5,927,600	267,098
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Eli Lilly & Co.	55,600	$ 4,367
Forest Laboratories, Inc. (a)	2,391,400	195,975
InterMune, Inc. (a)	1,036,400	51,053
Johnson & Johnson	8,300,200	490,542
King Pharmaceuticals, Inc. (a)	736,965	31,048
Mylan Laboratories, Inc.	348,200	13,058
Novartis AG sponsored ADR	6,319,000	230,644
Pfizer, Inc.	16,421,935	654,414
Pharmaceutical Resources, Inc. (a)	781,900	26,428
Sanofi-Synthelabo SA	710,911	53,125
Schering AG	513,000	27,265
Teva Pharmaceutical Industries Ltd. sponsored ADR	779,400	48,034
		2,886,586
TOTAL HEALTH CARE		6,100,021
INDUSTRIALS - 14.3%
Aerospace & Defense - 2.1%
Alliant Techsystems, Inc. (a)	47,000	3,628
Curtiss-Wright Corp. Class B	1,604	75
Lockheed Martin Corp.	14,541,400	678,647
		682,350
Air Freight & Couriers - 0.1%
Expeditors International of Washington, Inc.	130,684	7,442
United Parcel Service, Inc. Class B	355,500	19,375
		26,817
Airlines - 1.1%
British Airways PLC	3,988,752	11,325
Ryanair Holdings PLC sponsored ADR (a)	6,626,400	212,376
Southwest Airlines Co.	7,984,730	147,558
		371,259
Building Products - 0.1%
American Standard Companies, Inc. (a)	526,140	35,899
Commercial Services & Supplies - 4.8%
Administaff, Inc. (a)	146,600	4,018
Advisory Board Co.	320,200	8,870
Automatic Data Processing, Inc.	8,177,700	481,667
Avery Dennison Corp.	345,600	19,537
Brambles Industries Ltd.	3,297,709	17,513
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Career Education Corp. (a)	1,049,700	$ 35,984
Certegy, Inc. (a)	633,400	21,675
Cintas Corp.	2,649,600	127,181
Concord EFS, Inc. (a)	1,025,700	33,622
Corinthian Colleges, Inc. (a)	400,020	16,357
Corporate Executive Board Co. (a)	365,200	13,403
Cross Country, Inc.	224,900	5,960
CSG Systems International, Inc. (a)	540,909	21,880
Dun & Bradstreet Corp. (a)	280,500	9,902
Edison Schools, Inc. Class A (a)	800	16
Exult, Inc. (a)	2,613,300	41,943
First Data Corp.	5,590,000	438,536
Fiserv, Inc. (a)	1,712,750	72,484
Robert Half International, Inc. (a)	630,851	16,844
The BISYS Group, Inc. (a)	1,351,671	86,493
Waste Management, Inc.	1,904,400	60,769
Weight Watchers International, Inc.	800	27
		1,534,681
Construction & Engineering - 0.3%
Fluor Corp.	1,790,020	66,947
Jacobs Engineering Group, Inc. (a)	542,440	35,801
		102,748
Electrical Equipment - 0.0%
Molex, Inc. Class A (non-vtg.)	310,000	8,386
Power-One, Inc. (a)	69,000	718
		9,104
Industrial Conglomerates - 2.8%
Minnesota Mining & Manufacturing Co.	6,662,690	787,597
Tomkins PLC	7,001,900	21,613
Tyco International Ltd.	1,645,000	96,891
		906,101
Machinery - 0.5%
Danaher Corp.	778,920	46,977
Graco, Inc.	37,800	1,476
Illinois Tool Works, Inc.	119,200	8,072
Kennametal, Inc.	41,900	1,687
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
PACCAR, Inc.	774,400	$ 50,816
SPX Corp. (a)	306,077	41,902
		150,930
Road & Rail - 2.2%
C.H. Robinson Worldwide, Inc.	4,208,719	121,695
Canadian National Railway Co.	3,773,120	181,829
Canadian Pacific Railway Ltd.	2,029,250	40,927
CSX Corp.	3,473,160	121,734
Heartland Express, Inc. (a)	442,710	12,294
Knight Transportation, Inc. (a)	884,100	16,603
Landstar System, Inc. (a)	20,700	1,501
Norfolk Southern Corp.	1,596,200	29,258
Swift Transportation Co., Inc. (a)(f)	7,076,625	152,218
Werner Enterprises, Inc.	905,944	22,014
		700,073
Trading Companies & Distributors - 0.3%
Fastenal Co.	1,237,800	82,227
MSC Industrial Direct, Inc. Class A (a)	70,600	1,394
		83,621
TOTAL INDUSTRIALS		4,603,583
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.1%
Brocade Communications System, Inc. (a)	366,400	12,135
Cisco Systems, Inc. (a)	79,600	1,442
Riverstone Networks, Inc.	336,200	5,581
Tellium, Inc.	2,828,000	17,618
UTStarcom, Inc. (a)	800	23
		36,799
Computers & Peripherals - 1.3%
Apple Computer, Inc. (a)	1,886,967	41,325
Dell Computer Corp. (a)	2,554,049	69,419
Handspring, Inc. (a)	377,200	2,542
International Business Machines Corp.	1,656,800	200,407
Logitech International SA (Reg.) (a)	1,665,818	61,051
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
O2Micro International Ltd. (a)	327,900	$ 7,886
Storage Technology Corp. (a)	2,407,000	49,753
		432,383
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	254,700	12,238
Flir Systems, Inc. (a)(f)	1,018,200	38,610
Itron, Inc. (a)	199,000	6,030
Mettler-Toledo International, Inc. (a)	1,344,100	69,692
Roper Industries, Inc.	854,200	42,283
Symbol Technologies, Inc.	958,300	15,218
Thermo Electron Corp.	2,702,268	64,476
Waters Corp. (a)	1,258,300	48,759
		297,306
Internet Software & Services - 0.1%
WebEx Communications, Inc. (a)	640,300	15,911
WebMD Corp. (a)	83,400	589
Websense, Inc. (a)	33,900	1,087
		17,587
IT Consulting & Services - 1.1%
Accenture Ltd. Class A	4,987,300	134,258
Affiliated Computer Services, Inc. Class A (a)	139,400	14,795
Computer Sciences Corp. (a)	256,200	12,549
Electronic Data Systems Corp.	1,865,600	127,887
Perot Systems Corp. Class A (a)	252,300	5,152
SunGard Data Systems, Inc. (a)	2,055,100	59,454
		354,095
Office Electronics - 0.0%
Xerox Corp.	194,000	2,021
Semiconductor Equipment & Products - 0.8%
Analog Devices, Inc. (a)	10,400	462
Cabot Microelectronics Corp. (a)	441,800	35,013
Genesis Microchip, Inc. (a)	200	13
Intel Corp.	3,122,860	98,214
Intersil Corp. Class A (a)	734,801	23,697
Linear Technology Corp.	874,900	34,156
Marvell Technology Group Ltd. (a)	136,600	4,893
Maxim Integrated Products, Inc. (a)	278,400	14,619
Photronics, Inc. (a)	183,900	5,765
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Semtech Corp. (a)	372,000	$ 13,277
Silicon Laboratories, Inc. (a)	239,000	8,057
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	477,300	8,195
Virage Logic Corp. (a)	182,400	3,508
		249,869
Software - 2.5%
Adobe Systems, Inc.	8,000	248
BEA Systems, Inc. (a)	3,513,520	54,108
Cadence Design Systems, Inc. (a)	463,900	10,169
Cerner Corp. (a)	839,841	41,933
Electronic Arts, Inc. (a)	440,520	26,409
Fair, Isaac & Co., Inc.	120,800	7,613
Intuit, Inc. (a)	1,622,461	69,409
Magma Design Automation, Inc.	14,500	439
Microsoft Corp. (a)	4,934,100	326,884
Network Associates, Inc. (a)	3,462,200	89,498
Numerical Technologies, Inc. (a)	201,900	7,107
PeopleSoft, Inc. (a)	860,800	34,604
Red Hat, Inc. (a)	2,770,900	19,673
Synopsys, Inc. (a)	564,183	33,326
THQ, Inc. (a)	79,500	3,853
VERITAS Software Corp. (a)	1,644,548	73,725
		798,998
TOTAL INFORMATION TECHNOLOGY		2,189,058
MATERIALS - 4.8%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	1,297,000	60,842
Engelhard Corp.	820,200	22,703
OM Group, Inc.	611,200	40,455
Praxair, Inc.	2,847,900	157,346
RPM, Inc.	226,100	3,269
Valspar Corp.	683,700	27,075
		311,690
Construction Materials - 0.0%
Lafarge North America, Inc.	976	37
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Bemis Co., Inc.	135,500	$ 6,664
Pactiv Corp. (a)	658,300	11,685
		18,349
Metals & Mining - 3.3%
Agnico-Eagle Mines Ltd.	1,213,000	11,965
Alcoa, Inc.	3,955,680	140,624
Barrick Gold Corp.	3,984,500	63,713
BHP Billiton Ltd.	16,080,891	86,223
BHP Billiton PLC	18,170,837	92,334
Compania de Minas Buenaventura SA sponsored ADR	1,819,500	37,718
Fording, Inc.	668,208	11,881
Franco Nevada Mining Corp. Ltd. (f)	11,019,743	163,053
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	5,050,300	67,624
Gold Fields Ltd.	4,006,300	19,221
Goldcorp, Inc. (f)	6,972,664	84,552
Impala Platinum Holdings Ltd.	392,800	18,426
Lonmin PLC	44,400	679
Massey Energy Corp.	1,791,590	37,140
Meridian Gold, Inc. (a)	1,484,930	15,254
Newmont Mining Corp.	3,091,200	59,073
Normandy Mining Ltd.	12,809,117	11,839
Placer Dome, Inc.	3,066,100	33,520
Rio Tinto PLC (Reg.)	5,521,500	105,797
		1,060,636
Paper & Forest Products - 0.5%
International Paper Co.	1,281,000	51,688
Mead Corp.	739,400	22,840
Sappi Ltd.	2,827,800	28,313
Stora Enso Oyj (R Shares)	1,991,200	25,534
Westvaco Corp.	398,400	11,334
Weyerhaeuser Co.	229,900	12,433
		152,142
TOTAL MATERIALS		1,542,854
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.1%
Cable & Wireless PLC	4,539,400	$ 21,844
Cable & Wireless PLC sponsored ADR	397,900	5,893
		27,737
Wireless Telecommunication Services - 1.5%
AirGate PCS, Inc. (a)	530,300	24,155
Alamosa Holdings, Inc. (a)	945,000	11,274
American Tower Corp. Class A (a)	7,698,340	72,903
Mobile TeleSystems Ojsc sponsored ADR (a)	800	29
Sprint Corp. - PCS Group Series 1 (a)	7,676,300	187,378
Triton PCS Holdings, Inc. Class A (a)(f)	3,210,300	94,222
Vimpel Communications sponsored ADR (a)	800	21
Vodafone Group PLC sponsored ADR	3,779,700	97,063
		487,045
TOTAL TELECOMMUNICATION SERVICES		514,782
UTILITIES - 0.3%
Electric Utilities - 0.3%
Entergy Corp.	143,400	5,608
FirstEnergy Corp.	842,200	29,460
Southern Co.	1,784,700	45,242
		80,310
Gas Utilities - 0.0%
Southern Union Co.	92,385	1,742
TOTAL UTILITIES		82,052
TOTAL COMMON STOCKS (Cost $27,389,676)		30,986,670
Convertible Preferred Stocks - 0.4%

FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (c)	1,329,100	92,087
Real Estate - 0.0%
Vornado Realty Trust Series A, $3.25	179,100	10,298
TOTAL FINANCIALS		102,385
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (c)	36,450	$ 40,305
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $134,191)		142,690
Convertible Bonds - 0.3%
Moody's Ratings (unaudited) (e)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (c)	Ba3	$ 17,770	19,947
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp. 0% 2/6/21	Ba3	39,840	28,968
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Redback Networks, Inc. 5% 4/1/07	CCC-	26,220	13,110
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (c)	CCC	19,805	23,592
TOTAL CONVERTIBLE BONDS (Cost $74,787)			85,617
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bonds 6.875% 8/15/25 (Cost $58,883)	Aaa	54,800	62,489
Money Market Funds - 6.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.94% (b)	1,739,081,801	$ 1,739,082
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	225,471,700	225,472
TOTAL MONEY MARKET FUNDS (Cost $1,964,554)		1,964,554
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $29,622,091)		33,242,020
NET OTHER ASSETS - (3.4)%		(1,083,156)
NET ASSETS - 100%		$ 32,158,864
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $175,931,000 or 0.5% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Grand Palais Management Co. LP	7/24/96	$ 0
(e) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Affiliated company
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.2%
United Kingdom	6.6
Canada	5.3
Switzerland	1.7
Ireland	1.6
Japan	1.2
Bermuda	1.1
Others (individually less than 1%)	2.3
100.0%

Purchases and sales of securities, other than short-term securities, aggregated $44,916,458,000 and $44,889,507,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $900,578,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,046,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0% of net assets.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $29,830,685,000. Net unrealized appreciation aggregated $3,411,335,000, of which $4,323,518,000 related to appreciated investment securities and $912,183,000 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $2,382,209,000 all of which will expire on December 31, 2009.
The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $413,574,000 of losses recognized during the period November 1, 2001 to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $216,322) (cost $29,622,091) - See accompanying schedule		$ 33,242,020
Cash		701
Receivable for investments sold		51,325
Receivable for fund shares sold		16,398
Dividends receivable		19,944
Interest receivable		6,802
Other receivables		340
Total assets		33,337,530
Liabilities
Payable for investments purchased	$ 743,492
Payable for fund shares redeemed	186,560
Distributions payable	1,041
Accrued management fee	18,732
Other payables and accrued expenses	3,369
Collateral on securities loaned, at value	225,472
Total liabilities		1,178,666
Net Assets		$ 32,158,864
Net Assets consist of:
Paid in capital		$ 31,543,504
Undistributed net investment income		549
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,005,172)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,619,983
Net Assets, for 751,869 shares outstanding		$ 32,158,864
Net Asset Value and redemption price per share ($32,158,864 ÷ 751,869 shares)		$42.77
Maximum offering price per share (100/97.00 of $42.77)		$44.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2001
Investment Income Dividends (including $7,196 received from affiliated issuers)		$ 330,635
Interest		142,175
Security lending		3,075
Total income		475,885
Expenses
Management fee
Basic fee	$ 197,283
Performance adjustment	59,046
Transfer agent fees	65,835
Accounting and security lending fees	1,660
Custodian fees and expenses	1,522
Registration fees	600
Audit	166
Legal	159
Miscellaneous	1,554
Total expenses before reductions	327,825
Expense reductions	(17,711)	310,114
Net investment income		165,771
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(126,607) on sales of investments in affiliated issuers)	(1,691,316)
Foreign currency transactions	(460)	(1,691,776)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,512,022)
Assets and liabilities in foreign currencies	27	(3,511,995)
Net gain (loss)		(5,203,771)
Net increase (decrease) in net assets resulting from operations		$ (5,038,000)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 165,771	$ 198,677
Net realized gain (loss)	(1,691,776)	3,396,238
Change in net unrealized appreciation (depreciation)	(3,511,995)	(6,578,476)
Net increase (decrease) in net assets resulting from operations	(5,038,000)	(2,983,561)
Distributions to shareholders From net investment income	(165,867)	(177,521)
From net realized gain	-	(4,179,973)
In excess of net realized gain	-	(772,018)
Total distributions	(165,867)	(5,129,512)
Share transactions Net proceeds from sales of shares	3,359,493	5,626,676
Reinvestment of distributions	161,602	5,040,415
Cost of shares redeemed	(6,377,983)	(9,246,094)
Net increase (decrease) in net assets resulting from share transactions	(2,856,888)	1,420,997
Total increase (decrease) in net assets	(8,060,755)	(6,692,076)
Net Assets
Beginning of period	40,219,619	46,911,695
End of period (including undistributed net investment income of $549 and $21,212, respectively)	$ 32,158,864	$ 40,219,619
Other Information Shares
Sold	77,021	97,215
Issued in reinvestment of distributions	3,759	98,792
Redeemed	(146,690)	(159,851)
Net increase (decrease)	(65,910)	36,156

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 49.18	$ 60.02	$ 56.81	$ 46.63	$ 42.15
Income from Investment Operations
Net investment income C	.21	.26	.29	.36	.42
Net realized and unrealized gain (loss)	(6.40)	(4.24)	13.42	14.34	8.97
Total from investment operations	(6.19)	(3.98)	13.71	14.70	9.39
Less Distributions
From net investment income	(.22)	(.24)	(.28)	(.30)	(.35)
From net realized gain	-	(5.59)	(10.22)	(4.22)	(4.56)
In excess of net realized gain	-	(1.03)	-	-	-
Total distributions	(.22)	(6.86)	(10.50)	(4.52)	(4.91)
Net asset value, end of period	$ 42.77	$ 49.18	$ 60.02	$ 56.81	$ 46.63
Total Return A, B	(12.59)%	(6.80)%	25.03%	31.57%	23.00%
Ratios to Average Net Assets D
Expenses before expense reductions	.96%	.87%	.65%	.65%	.70%
Expenses net of voluntary waivers, if any	.96%	.87%	.65%	.65%	.70%
Expenses net of all reductions	.91%	.84%	.62%	.61%	.67%
Net investment income	.49%	.45%	.48%	.70%	.91%
Supplemental Data
Net assets, end of period (in millions)	$ 32,159	$ 40,220	$ 46,912	$ 38,639	$ 30,739
Portfolio turnover rate	141%	166%	177%	197%	144%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity Contrafund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, accumulated loss on a tax basis was as follows:

Capital loss carryforward	$ (2,382,209,000)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 165,867,000
Long-term capital gains	-
$ 165,867,000

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received sales charges of $1,686,000 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $107,241,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $16,469,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $10,000 and $1,232,000, respectively.

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alberta Energy Co. Ltd.	$ 205,232	$ 10,789	$ 3,450	$ 508,893
America Tower Corp. Class A	26,804	120,879	-	-
Charming Shoppes, Inc.	-	34,812	-	-
Commerce Bancorp, Inc., New Jersey	-	-	-	130,082
Cooper Companies, Inc.	15,936	-	55	54,648
Earthgrains Co.	-	27,042	154	-
Fleming Companies, Inc.	46,140	48,545	182	-
Flir Systems, Inc.	10,558	-	-	38,610
Footstar, Inc.	22,435	9,330	-	43,341
Franco Nevada Mining Corp Ltd.	39,752	-	1,567	163,053
Goldcorp Inc.	27,457	-	884	84,552
Gymboree Corp.	6,657	8,933	-	-
Harman International Industries, Inc.	12,327	2,255	250	122,334
Manugistics Group Inc.	49,030	91,556	-	-
Midas, Inc.	-	11,677	82	-
Patterson Dental Co.	38,458	6,020	-	217,809
P.F. Chang's China Bistro, Inc.	16,999	5,527	-	50,507
SPX Corp.	8,087	28,600	-	-
Stein Mart, Inc.	-	5,975	-	-
Swift Transportation Co., Inc.	45,129	384	-	152,218
Talbots, Inc.	19,117	32,373	266	-
Triton PCS Holdings, Inc. Class A	5,793	-	-	94,222
Valero Energy Corp.	29,126	11,310	306	135,135
Whole Foods Market, Inc.	38,466	8,497	-	152,469
TOTALS	$ 663,503	$ 464,504	$ 7,196	$ 1,947,873

Annual Report

Report of Independent Accountants

To the Trustees of and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Contrafund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Contrafund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 2001

Vice President of Contrafund. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

William Danoff (41)
Year of Election or Appointment: 1992 Vice President of Contrafund and another fund advised by FMR.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Contrafund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Contrafund. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Contrafund. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Contrafund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Contrafund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	15,235,419,296.81	89.692
Against	1,041,177,019.86	6.130
Abstain	709,740,865.96	4.178
TOTAL	16,986,337,182.63	100.000
PROPOSAL 2

To elect a Board of Trustees.*

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	16,422,769,029.04	96.682
Withheld	563,568,153.59	3.318
TOTAL	16,986,337,182.63	100.000
Ralph F. Cox
Affirmative	16,407,893,353.52	96.595
Withheld	578,443,829.11	3.405
TOTAL	16,986,337,182.63	100.000
Phyllis Burke Davis
Affirmative	16,399,431,869.75	96.545
Withheld	586,905,312.88	3.455
TOTAL	16,986,337,182.63	100.000
Robert M. Gates
Affirmative	16,405,931,184.42	96.583
Withheld	580,405,998.21	3.417
TOTAL	16,986,337,182.63	100.000
Abigail P. Johnson
Affirmative	16,391,739,934.33	96.500
Withheld	594,597,248.30	3.500
TOTAL	16,986,337,182.63	100.000
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	16,402,476,474.97	96.563
Withheld	583,860,707.66	3.437
TOTAL	16,986,337,182.63	100.000
Donald J. Kirk
Affirmative	16,420,060,426.09	96.666
Withheld	566,276,756.54	3.334
TOTAL	16,986,337,182.63	100.000
Marie L. Knowles
Affirmative	16,422,881,808.19	96.683
Withheld	563,455,374.44	3.317
TOTAL	16,986,337,182.63	100.000
Ned C. Lautenbach
Affirmative	16,431,309,382.11	96.733
Withheld	555,027,800.52	3.267
TOTAL	16,986,337,182.63	100.000
Peter S. Lynch
Affirmative	16,437,971,321.49	96.772
Withheld	548,365,861.14	3.228
TOTAL	16,986,337,182.63	100.000
Marvin L. Mann
Affirmative	16,417,745,550.06	96.653
Withheld	568,591,632.57	3.347
TOTAL	16,986,337,182.63	100.000
William O. McCoy
Affirmative	16,416,178,812.24	96.643
Withheld	570,158,370.39	3.357
TOTAL	16,986,337,182.63	100.000
William S. Stavropoulos
Affirmative	16,400,600,942.42	96.552
Withheld	585,736,240.21	3.448
TOTAL	16,986,337,182.63	100.000
PROPOSAL 3
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	15,411,899,548.78	90.731
Against	817,678,759.73	4.814
Abstain	756,758,874.12	4.455
TOTAL	16,986,337,182.63	100.000
PROPOSAL 4
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	15,306,777,455.60	90.112
Against	859,038,449.90	5.058
Abstain	820,521,277.13	4.830
TOTAL	16,986,337,182.63	100.000
PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	15,283,418,457.64	89.975
Against	878,373,527.31	5.171
Abstain	824,545,197.68	4.854
TOTAL	16,986,337,182.63	100.000
PROPOSAL 6
To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	14,893,680,119.68	87.680
Against	1,257,878,616.10	7.406
Abstain	834,778,446.85	4.914
TOTAL	16,986,337,182.63	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	15,164,419,476.22	89.274
Against	939,119,049.21	5.529
Abstain	882,798,657.20	5.197
TOTAL	16,986,337,182.63	100.000
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	15,090,809,943.72	88.841
Against	1,009,015,743.21	5.940
Abstain	886,511,495.70	5.219
TOTAL	16,986,337,182.63	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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California

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851 East Hamilton Avenue
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527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

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Colorado

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Connecticut

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Georgia

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Illinois

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Indiana

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Kansas

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Maine

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Maryland

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Massachusetts

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Boston, MA

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Boston, MA

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Boston, MA

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Burlington, MA

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Worcester, MA

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Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

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Missouri

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New Jersey

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Morristown, NJ

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New York

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Houston, TX

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400 East Las Colinas Blvd.
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19740 IH 45 North
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Utah

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Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
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Fidelity Investments
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Fidelity Investments
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Attn: Redemptions - CP6I

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General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
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Fidelity Investments
P.O. Box 770001
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Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

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(U.K.) Inc.

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